BlueLinx Investor Presentation September 2018

Note to Investors Forward-Looking Statements. This presentation includes “forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance, liquidity levels or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "intend," "project," "plan," "will be," "will likely continue," "will likely result" or words or phrases of similar meaning. The forward-looking statements in this presentation include statements regarding our opportunity or potential for growth; our positioning and ability to capitalize on housing trends; the amount, composition and timing of potential synergies, cost savings, and costs to achieve that may or are expected to result from the combination with Cedar Creek; our cash flow potential; the ability of our cash flow potential and financial flexibility to support growth and future deleveraging; our outlook for the housing market, single family housing starts, residential construction and repair and remodeling spending; the potential benefits, including with respect to cost savings, working capital and real estate, of the acquisition of Cedar Creek; our strategic initiatives; and our plans and expectations for our existing real estate portfolio. These forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including the factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the year ended December 30, 2017, our Quarterly Reports on Form 10-Q, and in our other periodic reports filed with the Securities and Exchange Commission from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. Unless otherwise indicated, all forward-looking statements are as of the date they are made, and we undertake no obligation to update these forward-looking statements, whether as a result of new information, the occurrence of future events, or otherwise. Non-GAAP Financial Measures and Supplementary Financial Information. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures and these GAAP-based and non-GAAP supplemental financial measures are included in the accompanying Appendix to this presentation. And any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks are integrally related and are intended to be presented and understood together. 2

Compelling Investment Thesis Industry leader with opportunity to continue transformative profitable growth Strong Foundation for Success ✓ A leading two-step building products distributor with a strong geographic presence East of the Rockies with over 700 sales associates ✓ Comprehensive product and services portfolio provides opportunity for accelerated profitable growth ✓ Established customer base offers diversified growth potential ✓ Well-positioned to capitalize on continued U.S. housing market recovery ✓ Synergies from Cedar Creek acquisition expected to be at least $50M annually ✓ Strong cash flow potential and financial flexibility to support profitable growth and long-term deleveraging plan 3

Executive Management

BlueLinx
America's Building Products Distributor

Highly experienced executive team with proven leadership in the building products industry

Executive		Years Experience	Past Experience
	Mitchell B. Lewis CEO, President & Director	30+	EURAMAX – CEO; Amerimax Fabricated Products – President; ALSTON & BIRD – Attorney
	**Susan C. O'Farrell** CFO & Treasurer	30+	The Home Depot – VP, Finance; Southern Company Gas – Director; accenture – Assoc. Partner
	Alex Averitt[1] Chief Operating Officer	20+	Cedar Creek – CEO, COO, VP; JW JELD-WEN – General Manager
	Shyam K. Reddy Chief Transformation Officer	15+	EURAMAX – CAO, GC & Corp. Secretary; GSA – Reg. Admin.; KILPATRICK TOWNSEND – Partner
	D. Wayne Trousdale[1] Vice Chairman, Operating Companies	30+	Cedar Creek – CEO / Founder
	Ron Herrin[2] VP, Procurement	30+	U.S. Lumber – Director, Sales; Weyerhaeuser – General Manager
	Libby Wanamaker[2] Chief Human Resources Officer	20+	Coca-Cola – SVP, HR; Arthur Andersen – Manager, Bus. Consulting
	Justin Heineman[2] General Counsel	20+	NCR – VP, Chief Corp. Counsel; KILPATRICK TOWNSEND – Partner

1. New leadership from Cedar Creek acquisition (April 2018)
2. New to role within last 2 years

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BlueLinx Overview

BlueLinx Overview

A leading wholesale two-step U.S. distributor of building and industrial products

Key Statistics

Spin-off Date[1]	2004
Headquarters	Atlanta, GA
Market-cap[2]	~$345M
Total Employees	~2,500
Total Warehouses[2]	68 | East of the Rockies

- Completed transformative acquisition of Cedar Creek in April 2018
- Revenue generated from the sale of structural and specialty products
  - Utilized primarily in new home construction, residential repair and remodeling, and industrial applications
  - 50,000+ branded and private-label products

National Footprint


Corporate headquarters in Atlanta, GA

Revenue by Product[3]


47%
53%
Structural
Lumber
Plywood
Rebar
Remesh
Oriented Strand Board
Particleboard
Specialty
Cedar
Insulation
Molding
Roofing & Siding
Engineered Lumber
Decking

1. Formed as a division of Georgia-Pacific in 1954; spun-out in May 2004.
2. As of 6/30/2018
3. Aug'18 YTD

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Comprehensive Product and Service Offering

Our product suite provides a "one-stop" shopping experience for customers

PRODUCT DETAIL

- Combination of structural and specialty products are utilized in new home construction, residential repair and remodeling, and industrial applications
  - BlueLinx offers a variety of branded and private-label products encompassing over 50,000 SKUs

VALUE-ADDED SERVICES & PROCESSES

- Over 700 customer facing sales personnel
- ~50 plan design drawers for residential builders
- Inventory stocking & automated order processing
- Deliveries available within 24 hours of order

SAMPLE PRODUCT OFFERING



Structural Framing/ Engineered Lumber
Insulation
Molding & Millwork
Roofing
Industrial & Decorative Panels
Siding & Trim
Specialty Lumber
Flooring
Metals
Decking & Fencing

VALUE-ADDED PROCESS	NO.OF FACILITIES	COMPANY DIFFERENTIATION
Molding Operations	5	✓ In-house manufacturing provides consistently high service levels and customized capabilities
Hardwood/ Softwood Fabrication	16	✓ Next-day delivery on custom orders ✓ Enhanced product reducing customer inventory requirements
Timber Operations	6	✓ Immediate availability of custom products otherwise difficult to procure or subject to long lead-times

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Wholesale Distributors Critical to the Supply Chain Integral channel partner for suppliers and customers Manufacturers Two-Step One-Step Distributors/ End Market Distributors Retailers Consumers Building Products Local Lumberyards, Pro Manufacturers Dealers & Specialty Distributors Homebuilders Wholesale Distributor ▪ Key path to market for most of the lumber building products industry Industrial Market & Manufactured Housing Contractors ▪ Fill the necessary step between building products manufacturers and “pro dealers,” local lumber yards, specialty distributors and big box “DIY” Customers retailers ▪ “Big Box” Providing value-added Retailers specialty products with unique inventory and service requirements 7

Diversified Customer Base BlueLinx has an extensive roster of high-quality national and regional customers Dealers Home Improvement Industrial Manufactured Centers Manufacturers Housing Contractors, builders, renovators and Retailers with national Producers of furniture, Producers of mobile other end-users scale sheds, crates and other homes, prefab homes wood-based products and RVs Regional National No Single Customer Makes Up More than 5% of Revenue 8

Improving Market Demand Drivers Single family housing starts remain 20% below historical average annual levels ▪ Leading economic indicators are favorable for building products and its distribution ▪ BlueLinx is well-positioned to grow market share RESIDENTIAL CONSTRUCTION REPAIR & REMODELING SPENDING ▪ Meaningful multi-year growth projected ▪ Strong and consistent recovery expected ▪ Supportive population demographics combined ▪ Powerful ongoing, long-term demand drivers such with aging housing stock as increasing home ownership and affordability ▪ Favorable credit availability ▪ Consumer trends rebounding after prolonged ▪ Economics of buying remain favorable to renting period of “austerity” during the downturn SINGLE FAMILY HOUSING STARTS CONSTRUCTION MARKET 2.0 1969-2018 median 1.5 SFH starts: 1.03M 1.0 0.5 0.0 1978 2000 1968 1970 1972 1974 1976 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2002 2004 2006 2008 2010 2012 2014 2016 2018E 2020E Long Runway for Ongoing Value Creation Source: U.S. Census Bureau. (2018, July 18). Monthly Actual and Forecasted New Residential Construction 9

Two Industry Leaders Merge 1954 May 2004 Dec 2004 2014 2017 Formed as a Cerberus Initial Public New senior After 13 year division of Georgia- purchased Offering executive team put investment, Pacific BlueLinx from G-P in place Cerberus conducts secondary offering of its shares April 2018 Completed transformative acquisition of Cedar Creek 1977 2010 2010-2016 Founded in Acquired by Nine Strategic Tulsa, OK Charlesbank Acquisitions Capital Partners 1982 First expansion beyond initial location 10

A Complementary Combination Poised for Growth Market leader with strong breadth of product and service offerings BlueLinx Cedar Creek ▪ Headquarters: Atlanta, GA ▪ Headquarters: Oklahoma City, OK ▪ 2017 sales: $1.8B ▪ 2017 sales: $1.4B COMBINED FOOTPRINT1 ▪ 38 locations ▪ 30 locations: ▪ 11 wood manufacturing, 6 molding, 6 timber and 2 prefinished siding facilities COMBINED SERVICES NEW SERVICES ▪ Distribution ▪ Custom moldings ▪ Milling & fabrication ▪ Prefinished painting ▪ Inventory stocking & automated order ▪ Staining services processing ▪ Backhaul services 1. As of 6/30/2018 11

Significant Acquisition Synergies from Cedar Creek

BlueLinx
America's Building Products Distributor

- Costs to achieve synergies estimated $25-40M, down from $40-55M originally
- Up to $25M of potential gross proceeds on sale of owned real estate in overlap markets

EXPECTED YEAR-END RUN-RATE SYNERGIES



($M)
$15
$48
$50+
~20% General & Administrative
~35% Supply Chain & Network
~45% Procurement
2018E
2019E
2020E

OPPORTUNITIES

- Efficiency improvements
- Overlap markets
- Route optimization
- Supplier rationalization
- Cost disparity

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Highly Attractive Combined Profile1 Significant cost savings opportunities to improve EBITDA margin REVENUE NET INCOME ADJ EBITDA & MARGIN2 1.3% 1.9% 4.8% $3.2B $154M $137M Expected Run-rate Expected Cost Pre-tax Savings Run-rate ~$50M $1.9B $1.9B Cost Savings ~$50M $36M $25M $16M $(12M) BXC BXC Proforma BXC Proforma BXC BXC Proforma Combined Combined Combined BXC FY'15 FY'16 FY'17 FY'15 FY'16 FY'17 FY'15 FY'16 FY'17 1. 2017 BlueLinx audited financials as of 12/30/2017; 2017 Cedar Creek audited financials as of 12/31/17 2. EBITDA Margin is equal to Adjusted EBITDA / Revenue; Consolidated Adjusted EBITDA includes expected run rate synergies of $50M 13

Strong Cash Flow Generation Supports Deleveraging

BlueLinx
America's Building Products Distributor

Combined company is expected to generate significant cost savings with strong working capital and real estate to provide asset coverage and ability to quickly de-lever

Leverage

- Pro forma funded debt of ~$580M at close[1]
  - ~$400M drawn on ABL at close
  - $180M First Lien Term Loan (with favorable call features)
- Q2'18 debt of ~$617M

Liquidity

- BlueLinx has high-quality ABL collateral, significantly exceeding the total net ABL debt
  - Inventory with quick turnover and low obsolescence
  - Low bad debt expense over last 3 years
  - Low customer concentration
- ~$150 - $160M value of owned real estate based on recent appraisals
  - Real estate appraised at ~4.0x 2017 year-end net book value
- Excess availability plus cash of $157M at closing; $133M as of June 2018

ENHANCED LEVERAGE PROFILE



6.4x
~4.0x
~2.5 – 3.0x
BXC 2017 Year End 2
Combined Q1 2018 3
Projected Q4 2019

1. Pro Forma ABL Revolver and term loan debt as of Q1 2018
2. ABL debt of $183M plus $98M mortgage / 2017 Adj. EBITDA of $44M
3. Pro Forma ABL Revolver and term loan debt as of Q1 2018 / 2017 Combined Adj. EBITDA plus expected run-rate synergies of $50M

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Strategic Initiatives Successful Integration Emphasize Sales Enhance of Cedar Creek Growth Margins ▪ $3B of addressable spend ▪ Increase local customer ▪ Emphasis on products and for cost savings interaction to grow market markets with higher margin opportunities share profiles ▪ Identifiable and achievable ▪ Develop and deploy best ▪ Additional customized cost savings of at least practices in selling solution offerings $50M through supply processes chain, G&A and ▪ Maintain systematic pricing procurement ▪ Utilize broad product discipline offering across vast ▪ Dedicated leadership team distribution network assigned to integration 15

Investment Summary 1 Ability to capitalize on strong housing market momentum Synergies from Cedar Creek acquisition expected to be at 2 least $50M annually 3 Recognized leader in a consolidating industry Financial flexibility to support profitable growth and 4 deleveraging plan 16

Appendix 17

Non-GAAP And Supplementary Financial Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted to exclude certain non-cash items, and other adjustments to Consolidated Net Income, including, as applicable, compensation expense from stock appreciation rights, and one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and interest charges on debt modification fees under the CMBS mortgage payoff in the first quarter of fiscal 2018. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors' overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 18

Reconciliation of GAAP to Adjusted Measures 2017 Adjusted EBITDA Reconciliation BlueLinx Cedar Creek Combined Net income (loss) $63 $24 $87 Adjustments: Depreciation and amortization 9 14 23 Interest expense 21 10 31 Provision for (benefit from) income taxes (53) 8 (45) Other 4 4 8 Adjusted EBITDA $44 $60 $104 19

Reconciliation of GAAP to Adjusted Measures Legacy BlueLinx Adjusted EBITDA Reconciliation FY15 FY16 Net income (loss) ($12) $16 Adjustments: Depreciation and amortization 10 9 Interest expense 27 25 Provision for (benefit from) income taxes - 1 Gains from sales of property - (28) Other - 13 Adjusted EBITDA $25 $36 20

Please reference our Financial Information and SEC Filings available on our website www.BlueLinxCo.com